                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                          1934 REPORTING REQUIREMENTS

                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 28, 2001
                                                 ------------------------------

                           KING PHARMACEUTICALS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Tennessee                   0--24425                  54-1684963
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
       of incorporation)            File Number)            Identification No.)

501 Fifth Street, Bristol, Tennessee                                    37620
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code    (423) 989-8000
                                                   ----------------------------

                                 Not Applicable
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Regulation FD Disclosure.

     King Pharmaceuticals, Inc., a Tennessee corporation, is filing this additional quarterly financial information as a result of the mergers of King and Medco Research, Inc. on February 25, 2000 and King and Jones Pharma Incorporated on August 31, 2000, both accounted for under the pooling of interests method, as well as the restated amounts in the first three quarters of 2000 resulting from the adoption of Staff Accounting Bulletin (SAB) 101 in the fourth quarter of 2000.



                           KING PHARMACEUTICALS, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS*
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    For the Quarter Ended
                                             -------------------------------------------------------------------- For the Year Ended
                                             March 31, 1999  June 30, 1999  September 30, 1999  December 31, 1999  December 31, 1999
                                             --------------  -------------  ------------------  -----------------  -----------------
Total revenues                                  $  97,046      $ 116,224         $ 148,657          $ 150,538        $ 512,465
                                                ---------      ---------         ---------          ---------        ---------
Operating costs and expenses:
      Cost of revenues                             22,066         27,836            42,581             43,990          136,473
      Royalty expense                               1,788          2,005             2,266              1,296            7,355
      Selling, general and administrative          21,514         25,692            30,577             29,436          107,219
      Depreciation and amortization                 7,786          8,018             8,406              9,654           33,864
      Research and development                      2,247          2,315             3,013             10,084           17,659
                                                ---------      ---------         ---------          ---------        ---------
           Total operating costs and expenses      55,401         65,866            86,843             94,460          302,570
                                                ---------      ---------         ---------          ---------        ---------
Operating income                                   41,645         50,358            61,814             56,078          209,895

Interest expense                                  (12,719)       (13,343)          (14,536)           (14,773)         (55,371)
Interest income                                     2,167          2,441             2,746              3,153           10,507
Other expense, net                                    (71)            (3)             (133)            (3,032)          (3,239)
                                                ---------      ---------         ---------          ---------        ---------
Income before income taxes and extraordinary
  item                                             31,022         39,453            49,891             41,426          161,792
Income tax expense                                (11,738)       (14,683)          (18,947)           (15,782)         (61,150)
                                                ---------      ---------         ---------          ---------        ---------
Income before extraordinary item                   19,284         24,770            30,944             25,644          100,642
Extraordinary item                                   (705)            --                --                 --             (705)
                                                ---------      ---------         ---------          ---------        ---------
Net income                                      $  18,579      $  24,770         $  30,944          $  25,644        $  99,937
                                                =========      =========         =========          =========        =========

Basic income per common share:
      Income before extraordinary item          $    0.12      $    0.16         $    0.20          $    0.16        $    0.65
      Extraordinary item                               --             --                --                 --               --
                                                ---------      ---------         ---------          ---------        ---------
      Net income                                $    0.12      $    0.16         $    0.20          $    0.16        $    0.64
                                                =========      =========         =========          =========        =========

Diluted income per common share:
      Income before extraordinary item          $    0.12      $    0.16         $    0.20          $    0.16        $    0.63
      Extraordinary item                               --             --                --                 --               --
                                                ---------      ---------         ---------          ---------        ---------
      Net income                                $    0.12      $    0.16         $    0.20          $    0.16        $    0.63
                                                =========      =========         =========          =========        =========

Shares used in basic income per share             155,658        155,661           155,722            156,007          155,848
Shares used in diluted income per share           158,061        158,189           158,302            159,506          158,668

                           KING PHARMACEUTICALS, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS*
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                               For the Quarter Ended
                                                               -----------------------------------------------------------
                                                                      March 31, 2000                  June 30, 2000
                                                               ---------------------------   -----------------------------
                                                                   Pre          Adjusted          Pre           Adjusted
                                                                 SAB 101       for SAB 101       SAB 101       for SAB 101
                                                               ------------    -----------    ------------     -----------
Total revenues                                                  $ 137,175       $ 135,195       $ 154,776       $ 143,442
                                                                ---------       ---------       ---------       ---------
Operating costs and expenses:
     Cost of revenues                                              28,582          27,950          37,948          35,494
     Royalty expense                                                2,425           2,425           2,092           2,092
     Selling, general and administrative                           33,198          33,198          30,803          30,803
     Depreciation and amortization                                  9,277           9,277           9,501           9,501
     Research and development                                       3,665           3,665           6,016           6,016
     Nonrecurring charge- research and development                     --              --              --              --
     Merger, restructuring, and other nonrecurring charges         20,789          20,789           1,505           1,505
                                                                ---------       ---------       ---------       ---------
           Total operating costs and expenses                      97,936          97,304          87,865          85,411
                                                                ---------       ---------       ---------       ---------
Operating income                                                   39,239          37,891          66,911          58,031

Interest expense                                                  (14,032)        (14,032)        (10,124)        (10,124)
Interest income                                                     4,021           4,021           2,983           2,983
Other income (expenses), net                                         (126)           (126)             12              12
                                                                ---------       ---------       ---------       ---------
Income before income taxes and extraordinary items                 29,102          27,754          59,782          50,902
Income tax expense                                                (18,463)        (17,958)        (23,113)        (19,782)
                                                                ---------       ---------       ---------       ---------
Income before extraordinary items                                  10,639           9,796          36,669          31,120
Extraordinary items                                                    --              --          (4,685)         (4,685)
                                                                ---------       ---------       ---------       ---------
Net income                                                      $  10,639       $   9,796       $  31,984       $  26,435
                                                                =========       =========       =========       =========
Basic income per common share:
     Income before extraordinary items                          $    0.07       $    0.06       $    0.23       $    0.19
     Extraordinary items                                               --              --           (0.03)          (0.03)
                                                                ---------       ---------       ---------       ---------
     Net income                                                 $    0.07       $    0.06       $    0.20       $    0.16
                                                                =========       =========       =========       =========
Diluted income per common share:
     Income before extraordinary items                          $    0.07       $    0.06       $    0.22       $    0.19
     Extraordinary items                                               --              --           (0.03)          (0.03)
                                                                ---------       ---------       ---------       ---------
     Net income                                                 $    0.07       $    0.06       $    0.19       $    0.16
                                                                =========       =========       =========       =========

Shares used in basic income per share                             156,771         156,771         160,594         160,594
Shares used in diluted income per share                           160,396         160,396         164,076         164,076

                                                                           For the Quarter Ended
                                                               ---------------------------------------------  For the Year Ended
                                                                   September 30, 2000      December 31, 2000   December 31, 2000
                                                               --------------------------- -----------------  ------------------
                                                                   Pre          Adjusted
                                                                 SAB 101       for SAB 101
                                                               ------------    -----------   -------------       ------------
Total revenues                                                  $ 162,631       $ 165,542       $ 176,064          $ 620,243
                                                                ---------       ---------       ---------          ---------
Operating costs and expenses:
     Cost of revenues                                              33,653          34,527          35,529            133,500
     Royalty expense                                                2,533           2,533           1,999              9,049
     Selling, general and administrative                           31,159          31,159          37,708            132,868
     Depreciation and amortization                                 11,808          11,808          11,356             41,942
     Research and development                                       6,019           6,019           2,984             18,684
     Nonrecurring charge- research and development                  6,107           6,107              --              6,107
     Merger, restructuring, and other nonrecurring charges         42,349          42,349              --             64,643
                                                                ---------       ---------       ---------          ---------
           Total operating costs and expenses                     133,628         134,502          89,576            406,793
                                                                ---------       ---------       ---------          ---------
Operating income                                                   29,003          31,040          86,488            213,450

Interest expense                                                   (9,684)         (9,684)         (3,134)           (36,974)
Interest income                                                     3,105           3,105           1,766             11,875
Other income (expenses), net                                        2,285           2,285           1,162              3,333
                                                                ---------       ---------       ---------          ---------
Income before income taxes and extraordinary items                 24,709          26,746          86,282            191,684
Income tax expense                                                (17,188)        (17,952)        (31,411)           (87,103)
                                                                ---------       ---------       ---------          ---------
Income before extraordinary items                                   7,521           8,794          54,871            104,581
Extraordinary items                                               (29,865)        (29,865)         (5,522)           (40,072)
                                                                ---------       ---------       ---------          ---------
Net income (loss)                                               $ (22,344)      $ (21,071)      $  49,349          $  64,509
                                                                =========       =========       =========          =========
Basic income per common share:
     Income before extraordinary items                          $    0.05       $    0.05       $    0.32          $    0.64
     Extraordinary items                                            (0.18)          (0.18)          (0.03)             (0.25)
                                                                ---------       ---------       ---------          ---------
     Net income                                                 $   (0.13)      $   (0.13)      $    0.29          $    0.39
                                                                =========       =========       =========          =========
Diluted income per common share:
     Income before extraordinary items                          $    0.04       $    0.05       $    0.32          $    0.63
     Extraordinary items                                            (0.17)          (0.17)          (0.03)             (0.24)
                                                                ---------       ---------       ---------          ---------
     Net income                                                 $   (0.13)      $   (0.12)      $    0.29          $    0.39
                                                                =========       =========       =========          =========

Shares used in basic income per share                             165,738         165,738         168,926            163,329
Shares used in diluted income per share                           169,784         169,784         171,885            166,772

* Certain amounts from the prior consolidated financial statements have been reclassified to conform to the presentation adopted in the year 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  KING PHARMACEUTICALS, INC.

Date: February 28, 2001

                                                  By: /s/ James R. Lattanzi
                                                      ------------------------
                                                      James R. Lattanzi
                                                      Chief Financial Officer